John Hancock Funds II
Currency Strategies Fund
Supplement dated June 1, 2011
to the Statement of Additional Information dated July 23, 2010
The following is added to the “First Year Broker or Other Selling Firm Compensation” table in the “Sales compensation” section of the Statement of Additional Information.

	Investor pays
	sales charge	Selling Firm	Selling Firm	Total Selling
	(% of offering	receives	receives 12b-1	Firm
	price)	commission	service fee	compensation
Class A Currency Strategies Investments
Up to $99,999	3.00%	2.25%	0.25%	2.50%
$100,000 - $249,999	2.50%	1.75%	0.25%	2.00%
$250,000 - $499,999	2.00%	1.25%	0.25%	1.50%
$500,000 - $999,999	1.50%	1.00%	0.25%	1.25%